SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

West Virginia	0-16761	55-0650793
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization		Identification No.)

P.O. Box 929
Petersburg, WV	26847
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (304) 257-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____	Pre-commencement communications pursuant to Rule 14d-2(b) under theExchange Act (17 CFR 240.14d-2(b))

_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                            Other Events

On May 13, 2008, R. Alan Miller, the Principal Financial Officer of Highlands Bankshares Inc. (“the Company”) and C.E. Porter, the President and Chief Financial Officer of the Company, made presentations to the assembled shareholders at the Company’s Annual Meeting of Shareholders. The presentations given to the assembled shareholders are hereby attached as Exhibits to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The items included in the Exhibits focus on significant results of the Company’s operations and significant changes in our financial condition or results of operations for the periods indicated in the discussion. This discussion should be read in conjunction with the Company’s Annual Report on Form 10-K for the period ended December 31, 2007 and any subsequent Quarterly Reports on Form 10-Q. Current performance does not guarantee, and may not be indicative of, similar performance in the future.

Within the Exhibits there is a reference to current market price of the Company’s common stock. This price was provided using a nationally recognized online stock quote system as of May 13, 2008 and may not include retail mark-ups, mark-downs or commissions.

Certain statements in the Exhibits may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.

Item 9.01                        Financial Statements and Exhibits

(c)	Exhibits

Presentations by Highlands Bankshares Management to assembled shareholders at the Highland Bankshares Annual Meeting of Shareholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.
(Registrant)

/s/R. Alan Miller
R. Alan Miller, Finance Officer

May 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

99	Presentations by Highlands Bankshares Management to assembled shareholders at the Highland Bankshares Annual Meeting of Shareholders.